EXHIBIT 10.1

EXECUTION VERSION

AMENDMENT NO. 10

TO MASTER REPURCHASE AGREEMENT

Amendment No. 10 dated as of September 28, 2006 (this “Amendment”), by and between BEAR STEARNS MORTGAGE CAPITAL CORPORATION (the “Buyer”) and HOMEBANC FUNDING CORP. II (the “Seller”).

RECITALS

The Buyer and the Seller are parties to that certain Master Repurchase Agreement, dated as of April 29, 2004 and as amended by Amendment No. 1 and Joinder dated as of June 7, 2004, Amendment No. 2 dated as of June 25, 2004, Amendment No. 3 dated as of December 27, 2004, Amendment No. 4 dated as of January 24, 2005, Amendment No. 5 dated as of July 13, 2005, Amendment No. 6 dated as of September 12, 2005, Amendment No. 7 dated as of September 29, 2005, Amendment No. 8, dated as of December 22, 2005 and Amendment No. 9 dated as of May 31, 2006 (the “Existing Repurchase Agreement” as amended by this Amendment, the “Repurchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

The Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, the Buyer and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.    Definitions. Section 2 to the Existing Repurchase Agreement is hereby amended by deleting the definition of “Termination Date” in its entirety and replacing it with the following:

“Termination Date” shall mean September 27, 2007.

SECTION 2.     Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”) subject to the satisfaction of the following conditions precedent:

2.1          Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)          this Amendment, executed and delivered and duly authorized officers of the Buyer and the Seller; and

(b)          such other documents as the Buyer or counsel to the Buyer may reasonably request.

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SECTION 3.     Representations and Warranties. The Seller hereby represents and warrants to the Buyer that after giving effect to this Amendment it is in compliance with all the terms and provisions set forth in the Existing Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 11 of the Existing Repurchase Agreement.

SECTION 4.     Fees. The Seller agrees to pay as and when billed by the Buyer all of the reasonable fees, disbursements and expenses of counsel to the Buyer in connection with the development, preparation and execution of, this Amendment or any other documents prepared in connection herewith and receipt of payment thereof shall be a condition precedent to the Buyer entering into any Transaction pursuant hereto.

SECTION 5.  Confidentiality. The parties hereto acknowledge that the confidentiality provisions set forth in Section 29 of the Repurchase Agreement shall apply to this Amendment.

SECTION 6.     Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 7.   GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

SECTION 8.     Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

SECTION 9.    Conflicts. The parties hereto agree that in the event there is any conflict between the terms of this Amendment, and the terms of the Existing Repurchase Agreement, the provisions of this Amendment shall control.

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IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

BEAR STEARNS MORTGAGE CAPITAL CORPORATION,

as Buyer

By:	/s/ TIMOTHY GREEN

Name: Timothy Green

Title: Senior Vice President

HOMEBANC FUNDING CORP. II,

as Seller

By:	/s/ JAMES L. KRAKAU

Name: James L. Krakau

Title:	Senior Vice President and Treasurer

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